Exhibit 99.1

Eargo to Hold Investor Update Conference Call on October 4, 2022

Company to Discuss Recently Commenced Proxy Solicitation Campaign for the 2022 Annual Meeting of Stockholders and the Importance of Voting as Soon as Possible

•	Conference Call to be held on Tuesday, October 4, 2022 at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time)
•	VOTE now to ensure the Company can conduct its proposed rights offering and repay or convert the convertible notes held by Patient Square Capital

SAN JOSE, Calif., Sept. 30, 2022 – (GLOBE NEWSWIRE) – Eargo, Inc. (“Eargo” or the “Company”) (Nasdaq: EAR), a medical device company on a mission to improve the quality of life for people with hearing loss, today announced it will hold an Investor Update conference call and webcast on Tuesday, October 4, 2022, at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time) to discuss details of its recently commenced proxy solicitation campaign for the 2022 Annual Meeting of Stockholders, including important background and detailed information on why, and how, to vote for certain proposals that are critical to the Company and its stockholders.

Interested parties may access the live call via telephone by dialing (800) 715-9871 for domestic callers or (646) 307-1963 for international callers, using conference ID: 5336534. The live webinar of the call may also be accessed by visiting the Events and Presentations section of Eargo’s website at ir.eargo.com. A replay of the webinar will be available shortly after the conclusion of the call and will be archived on Eargo’s website for one year.

All proposals, including Proposal 4, which relates to the Company’s proposed reverse stock split, and Proposals 5 and 6, which relate to the Company’s proposed rights offering, will be voted upon at the Company’s 2022 Annual Meeting of Stockholders on October 12, 2022, as described in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on September 13, 2022. Eargo encourages ALL stockholders to vote, regardless of the number of shares held. Each of Proposals 4 and 5 requires a vote FOR by a majority of all outstanding shares. Shares that are not voted will have the same effect as votes AGAINST the proposal, and as such the Company urges ALL stockholders to participate and vote FOR each of Proposals 4 and 5. Your vote FOR Proposal 6 is also critical to enable us to complete our proposed rights offering

•	Vote Online: To vote by proxy over the internet, visit www.proxyvote.com and follow the instructions provided on your proxy card or voting instruction form.
•
Vote by Telephone: You may vote with your proxy card by calling 1-800-690-6903 with a touch-tone phone to vote using an automated system. If you do not have your proxy card, you may call Morrow Sodali, our proxy solicitor, at 1-800-662-5200, Monday to Friday, 9:00 a.m. to 9:00 p.m. Eastern Time to speak with a proxy specialist.

•
Vote by Mail: To vote by mail, simply complete, sign and date you proxy card or voting instruction form and return it promptly in the envelope provided (by no later than October 5, 2022 in the case of a voting instruction form).

•	If you have any questions regarding our proposals or annual meeting, please call or email Morrow Sodali at 1-800-662-5200 or Ear.info@investor.morrowsodali.com.
•	For assistance with voting your shares, you can call Morrow Sodali at 1-877-787-9239.
•	Voting is a very simple process that should take no more than two minutes on your mobile device, laptop, desktop computer or tablet.
•
There are six matters scheduled for a vote at Eargo’s 2022 Annual Meeting. The Board of Directors recommends a vote “FOR” Proposals 1, 2, 4, 5 and 6 and a vote for “One Year” on Proposal 3. We need your vote “FOR” Proposals 5 and 6 to complete our proposed rights offering and FOR Proposal 4 to effect a reverse stock split. Vote FOR no matter how many or few shares you own.

•	Stockholders as of the close of business on September 6, 2022, the record date for the Annual Meeting, should vote their shares even if they no longer own them.

About Eargo

Eargo is a medical device company dedicated to improve hearing health. Our innovative products and go-to-market approach address the major challenges of traditional hearing aid adoption, including social stigma, accessibility and cost. We believe our Eargo hearing aids are the first virtually invisible, rechargeable, completely-in-canal, FDA-regulated, Class I or Class II exempt devices indicated to compensate for mild to moderate hearing loss. Our differentiated, consumer-first approach empowers consumers to take control of their hearing. Consumers can purchase online or over the phone and get personalized and convenient consultation and support from hearing professionals via phone, text, email or video chat. Eargo hearing aids are offered to consumers at approximately half the cost of competing hearing aids purchased through traditional channels in the United States.

Eargo’s sixth generation device, Eargo 6, is an FDA Class II exempt hearing device featuring Sound Adjust technology that automatically optimizes the soundscape as the user moves between environments. Eargo 6 is available for purchase here.

Related Links
http://eargo.com

Investor Contact
Nick Laudico
Senior Vice President of Corporate Strategy and Investor Relations
ir@eargo.com

#  #  #

Cautionary Statement Regarding Forward-Looking Statements

This communication and the scheduled conference call referenced herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements other than statements of historical fact contained in this communication are forward-looking statements, including statements regarding the investment by Patient Square Capital, including the conversion of the notes, the terms of the anticipated rights offering, including the timing of the anticipated rights offering, or if it will occur at all, stockholder participation in the offering and the results of certain related proposals to be voted on by stockholders.  Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that could cause actual results and events to differ materially from those anticipated, including, but not limited to, risks and uncertainties related to the conversion of the notes issued pursuant to the Patient Square Capital investment; the timing of the anticipated rights offering, or if it will occur at all, stockholder participation in the offering and the results of certain related proposals to be voted on by stockholders.  These and other risks are described in greater detail under the section titled “Risk Factors” contained in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the U.S. Securities and Exchange Commission (the “SEC”).  Any forward-looking statements in this communication are made pursuant to the Private Securities Litigation Reform Act of 1995, as amended, are based on current expectations, forecasts and assumptions, and speak only as of the date of this communication.  Except as required by law, the Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

The Company has filed a definitive proxy statement (as amended, the “Definitive Proxy Statement”) with the SEC for the Annual Meeting to which this communication relates and has mailed the Definitive Proxy Statement and other proxy solicitation materials to record holders as of September 6, 2022.  Before you vote, you should read the Definitive Proxy Statement and other documents the Company has filed with the SEC for more complete information about the Company, the 2022 Annual Meeting and the proposals to be voted on. The Company has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Company has filed with the SEC for more complete information about the Company and this offering.   You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you may obtain copies of the Definitive Proxy Statement and the other proxy solicitation materials, including a replacement proxy card, as well as the prospectus, by contacting Morrow Sodali, the Company’s proxy solicitor and the information agent for the offering, at:

Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower
Stamford, Connecticut 06902
Individuals call toll-free: (800) 662-5200
Banks and Brokerage Firms, please call (203) 658-9400
E-mail: EAR.info@investor.morrowsodali.com

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of the Company’s common stock in respect of the proposals to be voted on by stockholders at the Company’s Annual Meeting. Information about the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is set forth in the Definitive Proxy Statement for the Annual Meeting, which was filed with the SEC on September 13, 2022, and in other documents filed by the Company, including on behalf of such individuals, with the SEC.

No Offer or Solicitation

This communication shall not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed rights offering or (ii) an offer, nor a solicitation of an offer, of the sale or purchase of securities, nor shall any securities of the Company be offered or sold in any jurisdiction in which such an offer, solicitation or sale would be unlawful. It is an outline of matters for discussion only.  Neither the SEC nor any state securities commission has approved or disapproved of the transactions contemplated hereby or determined if this document is truthful or complete. Any representation to the contrary is a criminal offense.  In connection with the proposed rights offering transaction discussed herein and the stockholder votes related thereto, a registration statement on Form S-1 (File No. 333-267071) (the “Registration Statement”) was filed with the SEC on August 25, 2022 and the Definitive Proxy Statement related to the Company’s 2022 Annual Meeting of Stockholders to be held on October 12, 2022 was filed with the SEC on September 13, 2022.  The Company intends to file other relevant materials with the SEC in connection with the proposals to be voted on by the stockholders.  Stockholders of the Company are urged to read the Registration Statement and the documents incorporated by reference therein and the Definitive Proxy Statement before making any voting or investment decision with respect to the stockholder proposals and the proposed rights offering, respectively, because they will contain important information regarding such proposals and the proposed rights offering transaction.  You should not construe the contents of this communication as legal, tax, accounting or investment advice or a recommendation.  You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein.